UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38322	81-0438093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-878-8136

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FTNW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 11, 2019, FTE Networks, Inc. (“FTE” or the “Company”) issued a press release announcing an amendment to the Debt and Series H Preferred Stock dated October 10, 2019 (the “Debt and Series H Agreement”), with Fred Sacramone and Brian McMahon, under which Messrs. Sacramone and McMahon released and discharged the Company and its affiliates from all but $28,000,000 (the “Remaining Indebtedness”) of the indebtedness owed to them by the Company and its affiliates. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

First Amendment to Debt and Series H Agreement

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 11, 2019, the Company’s Benchmark Builders, Inc. subsidiary and certain other assets of the Company were foreclosed upon by the lenders under that certain Amended and Restated Credit Agreement, dated as of July 2, 2019 (the “Credit Agreement”).

In connection with such foreclosure, as previously disclosed, the Company entered into the Agreement Regarding Debt and Series H Preferred Stock with Fred Sacramone and Brian McMahon. The Debt and Series H Agreement provided for the Remaining Indebtedness to be automatically released and discharged as of December 31, 2019 unless (i) on or before November 10, 2019, the Company were to enter into a business combination transaction that enables the Company’s common stock to remain listed on the NYSE American stock exchange or the Company’s common stock is then listed on any other U.S. national securities exchange and (2) such business combination transaction were to be consummated on or before December 31, 2019 (such transaction, a “Qualified Business Combination”). The Debt and Series H Agreement also required Messrs. Sacramone and McMahon to sell their shares of Series H Preferred Stock to the Company for a nominal price in the event an agreement for a Qualified Business Combination were not entered into on or before November 10, 2019 and such Qualified Business Combination were not consummated on or before December 31, 2019.

On November 8, 2019, the Company and Messrs. Sacramone and McMahon entered into a First Amendment to the Debt and Series H Agreement (the “First Amendment”), pursuant to which the parties agreed (i) to extend the date by which an agreement for a Qualified Business Combination must be entered into from November 10, 2019 to December 31, 2019 and (ii) to extend the date by which a Qualified Business Transaction must close from December 31, 2019 to February 28, 2020, in order for the Remaining Indebtedness not to be released and discharged. If a Qualified Business Combination is not entered into and consummated, respectively, by such amended dates, the Remaining Indebtedness will be automatically released and discharged. Messrs. Sacramone and McMahon also agreed to extend their agreement to forbear from exercising any remedies against the Company in connection with the Remaining Indebtedness until February 28, 2020. In addition, pursuant to the First Amendment, the obligation of Messrs. Sacramone and McMahon to sell their shares of Series H Preferred Stock to the Company will not arise unless a Qualified Business Combination is not entered into and consummated, respectively, by such amended dates.

The foregoing summary of the Debt and Series H Agreement and the First Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents. A copy of the First Amendment to the Debt and Series H Agreement is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

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Item 7.01 Regulation FD Disclosure.

Possible Business Combination Transaction

On October 11, 2019, the Company announced that it had received a term sheet (the “Term Sheet”) concerning a proposed business combination transaction contemplating the contribution of a multi-billion portfolio of real estate related assets in exchange for a combination of common stock, preferred stock and warrants of the Company. As part of the proposed transaction, the Company would also acquire a public non-traded REIT with a portfolio of commercial development assets.

The Company is also evaluating a second proposed transaction which involves the contribution of a real estate portfolio of more than 3,000 rental home assets. The proposed transaction has been presented to the Company’s Board of Directors.

The Company’s press release issued on November 11, 2019 also announced that negotiations over the terms and conditions of definitive agreements to carry out these proposed transactions are continuing. However, no definitive agreements have been reached concerning either proposed transaction and there can be no assurance that any transaction will result from these negotiations.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K may contain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “believe,” “will,” “intends,” “expects,” and may include statements regarding matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this Form 8-K. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and market trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-K’s, Form 10-Q’s and Form 8-K’s. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this Form 8-K is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	First Amendment, dated November 8, 2019, to the Agreement Regarding Debt and Series H Preferred Stock between the Company, Fred Sacramone and Brian McMahon, dated October 10, 2019.

99.1	Press release of FTE Networks, Inc. dated November 11, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FTE NETWORKS, INC.
(Registrant)

Date: November 12, 2019		/s/ Stephen M. Goodwin
	Name:	Stephen M. Goodwin
	Title:	Interim Chief Executive Officer

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